Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 16. Income Taxes

Current and Deferred Income Tax Components

The components of income tax expense (benefit) (substantially all Federal) are as follows:

(dollars in thousands)	2017	2016
Current	$213	$21
Deferred	2,891	1,154

	$3,104	$1,175

Rate Reconciliation

A reconciliation of income tax expense computed at the statutory federal income tax rate to income tax expense (benefit) included in the statements of income follows:

(dollars in thousands)	2017	2016
Tax at statutory federal rate	$1,881	$1,222
Tax exempt interest income	(61)	(33)
Tax exempt insurance income	(151)	(163)
State income tax, net of federal benefit	9	16
Merger expenses	4	205
Bargain purchase gain	0	(303)
Merger related NOL adjustment	0	225
Other	(13)	6
Deferred tax asset re-measurement	1,435	—

	$3,104	$1,175

Deferred Income Tax Analysis

The significant components of net deferred tax assets (all Federal) at December 31, 2017 and 2016 are summarized as follows:

(dollars in thousands)	2017	2016
Deferred tax assets
Allowance for loan losses	$482	$652
Acquired loan credit mark	842	1,710
Deferred compensation	335	569
Investment impairment charge recorded directly to stockholders’ equity as a component of other comprehensive income	19	497
Minimum pension liability	262	402
Net operating loss carryforward	2,131	4,227
Alternative minimum tax credit carryforward	638	394
Net unrealized losses on securities available for sale	139	296
Nonaccrual interest income	217	358
Other	76	200

	$5,141	$9,305

Deferred tax liabilities
Deferred loan origination costs	228	288
Core deposit intangible	433	798
Accrued pension costs	962	1,471
Depreciation	553	875
Accretion of discount on investment securities, net	0	1

	$2,176	$3,433

Net deferred tax asset	$2,965	$5,872

On December 22, 2017, the Tax Cuts and Jobs Act was signed into legislation, lowering the corporate income tax rate to 21% effective January 1, 2018 and making many other significant changes to the US income tax code. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. As a result, the Company’s income tax expense for the year ended December 31, 2017 includes tax expense from the re-measurement of deferred assets and liabilities totaling $1.4 million.

The Bank has analyzed the tax positions taken or expected to be taken in its tax returns and concluded it has no liability related to uncertain tax positions in accordance with applicable regulations. Tax returns for the years subsequent to 2014 remain subject to examination by both federal and state tax authorities.

Deferred tax assets or liabilities are initially recognized for differences between the financial statement carrying amount and the tax basis of assets and liabilities which will result in future deductible or taxable amounts and operating loss and tax credit carry-forwards. A valuation allowance is then established, as applicable, to reduce the deferred tax asset to the level at which it is “more likely than not” that the tax benefits will be realized. Sources of taxable income that may allow for the realization of tax benefits include (1) taxable income in the current year or prior years that is available through carry-back, (2) future taxable income that will result from the reversal of existing taxable temporary differences, and (3) taxable income generated by future operations. There is no valuation allowance for deferred tax assets as of December 31, 2017 and 2016. The net operating loss of approximately $10.1 million, if not utilized prior to, will begin to expire in 2031. It is management’s belief that realization of the deferred tax asset is more likely than not.